                                                                   EXHIBIT h(14)

                             MEMORANDUM OF AGREEMENT



         This Memorandum of Agreement is entered into as of the date indicated on Exhibit "A" between AIM Advisor Funds, AIM Equity Funds, AIM Funds Group, AIM International Funds, Inc., AIM Investment Securities Funds, AIM Summit Fund, AIM Tax-Exempt Funds, AIM Variable Insurance Funds, Short-Term Investments Co., Short-Term Investments Trust, and Tax-Free Investments Co. (each a "Company" and collectively, the "Companies"), on behalf of the portfolios listed on Exhibit "A" to this Memorandum of Agreement (the "Funds"), and A I M Advisors, Inc. ("AIM").

         For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Companies and AIM agree as follows:

         1. Each Company, for itself and its Funds, and AIM agree that until the expiration date, if any, of the commitment set forth on the attached Exhibit "A" occurs, as such Exhibit "A" is amended from time to time, AIM will not charge any administrative fee under each Fund's advisory agreement in connection with securities lending activities.

         2. Neither a Company nor AIM may remove or amend the fee waivers to a Company's detriment prior to requesting and receiving the approval of the Fund's Board to remove or amend such fee waiver as described on the attached Exhibit "A". AIM will not have any right to reimbursement of any amount so waived.

         Unless a Company, by vote of its Board of Directors/Trustees, or AIM terminates the fee waiver, or a Company and AIM are unable to reach an agreement on the amount of the fee waiver to which the Company and AIM desire to be bound, the fee waiver will continue indefinitely with respect to such Company. Exhibit "A" will be amended to reflect the new date through which a Company and AIM agree to be bound.

         Nothing in this Memorandum of Agreement is intended to affect any other memorandum of agreement executed by any Company or AIM with respect to any other fee waivers, expense reimbursements and/or expense limitations

         IN WITNESS WHEREOF, each Company, on behalf of itself and its Funds listed in Exhibit "A" to this Memorandum of Agreement, and AIM have entered into this Memorandum of Agreement as of the date written above.

                                       AIM ADVISOR FUNDS
                                       AIM EQUITY FUNDS
                                       AIM FUNDS GROUP
                                       AIM INTERNATIONAL FUNDS, INC.
                                       AIM INVESTMENT SECURITIES FUNDS
                                       AIM SUMMIT FUND
                                       AIM TAX-EXEMPT FUNDS
                                       AIM VARIABLE INSURANCE FUNDS

                                       SHORT-TERM INVESTMENTS CO.
                                       SHORT-TERM INVESTMENTS TRUST
                                       TAX-FREE INVESTMENTS CO.

                                       By: /s/ ROBERT H. GRAHAM
                                          ------------------------------
                                       Title: President
                                             ---------------------------


                                       A I M ADVISORS, INC.

                                       By: /s/ ROBERT H. GRAHAM
                                          ------------------------------
                                       Title: President
                                             ---------------------------

                                   EXHIBIT "A"

                                AIM ADVISOR FUNDS

FUND                                        EFFECTIVE DATE     COMMITTED UNTIL*
----                                        --------------     ----------------
AIM Advisor Flex Fund                    September 11, 2000
AIM Advisor International Value Fund     September 11, 2000
AIM Advisor Real Estate Fund             September 11, 2000


                                AIM EQUITY FUNDS

FUND                                    EFFECTIVE DATE         COMMITTED UNTIL*
----                                    --------------         ----------------
AIM Aggressive Growth Fund              June 21, 2000
AIM Blue Chip Fund                      June 21, 2000
AIM Capital Development Fund            June 21, 2000
AIM Charter Fund                        June 21, 2000
AIM Constellation Fund                  June 21, 2000
AIM Dent Demographic Trends Fund        June 21, 2000
AIM Emerging Growth Fund                June 21, 2000
AIM Large Cap Basic Value               June 21, 2000
AIM Large Cap Growth Fund               June 21, 2000
AIM Mid Cap Growth  Fund                June 21, 2000
AIM Weingarten Fund                     June 21, 2000


                                 AIM FUNDS GROUP

FUND                                      EFFECTIVE DATE       COMMITTED UNTIL*
----                                      --------------       ---------------
AIM Balanced Fund                          June 1, 2000
AIM European Small Company Fund           August 30, 2000
AIM Global Utilities Fund                  June 1, 2000
AIM International Emerging Growth Fund    August 30, 2000
AIM New Technology Fund                   August 30, 2000
AIM Select Growth Fund                     June 1, 2000
AIM Small Cap Equity Fund                 August 30, 2000
AIM Value Fund                             June 1, 2000
AIM Value II Fund                         August 30, 2000


                          AIM INTERNATIONAL FUNDS, INC.

FUND                                    EFFECTIVE DATE          COMMITTED UNTIL*
----                                    --------------          ---------------
AIM Asian Growth Fund                   June 21, 2000
AIM European Development Fund           June 21, 2000
AIM Global Aggressive Growth Fund       June 21, 2000
AIM Global Growth Fund                  June 21, 2000
AIM Global Income Fund                  June 21, 2000
AIM International Equity Fund           June 21, 2000


* Committed until the Company or AIM requests and receives the approval of the Company's Board to remove or amend fee waiver. Such commitments are evergreen until amended and apply to each Fund.

                         AIM INVESTMENT SECURITIES FUNDS

FUND                                    EFFECTIVE DATE          COMMITTED UNTIL*
----                                    --------------          ----------------
AIM High Yield Fund II                  June 1, 2000
AIM High Yield Fund                     June 1, 2000
AIM Income Fund                         June 1, 2000
AIM Intermediate Government Fund        June 1, 2000
AIM Limited Maturity Treasury Fund      June 1, 2000
AIM Money Market Fund                   June 1, 2000
AIM Municipal Bond Fund                 June 1, 2000


                                 AIM SUMMIT FUND

FUND                                    EFFECTIVE DATE          COMMITTED UNTIL*
----                                    --------------          ---------------
AIM Summit Fund                         July 24, 2000


                              AIM TAX-EXEMPT FUNDS

FUND                                         EFFECTIVE DATE    COMMITTED UNTIL*
----                                         --------------    ---------------
AIM High Income Municipal Fund                June 1, 2000
AIM Tax-Exempt Bond Fund of Connecticut       June 1, 2000
AIM Tax-Exempt Cash Fund                      June 1, 2000
AIM Tax-Free Intermediate Fund                June 1, 2000


                          AIM VARIABLE INSURANCE FUNDS

FUND                                               EFFECTIVE DATE      COMMITTED UNTIL*
----                                               --------------      ---------------
AIM V.I. Aggressive Growth Fund                    May 1, 2000
AIM V.I. Balanced Fund                             May 1, 2000
AIM V.I. Blue Chip Fund                            May 1, 2000
AIM V.I. Capital Appreciation Fund                 May 1, 2000
AIM V.I. Capital Development Fund                  May 1, 2000
AIM V.I. Dent Demographic Trends Fund              May 1, 2000
AIM V.I. Diversified Income Fund                   May 1, 2000
AIM V.I. Global Utilities Fund                     May 1, 2000
AIM V.I. Government Securities Fund                May 1, 2000
AIM V.I. Growth Fund                               May 1, 2000
AIM V.I. Growth and Income Fund                    May 1, 2000
AIM V.I. High Yield Fund                           May 1, 2000
AIM V.I. International Equity Fund                 May 1, 2000
AIM V.I. Money Market Fund                         May 1, 2000
AIM V.I. Telecommunications and Technology Fund    May 1, 2000
AIM V.I. Value Fund                                May 1, 2000


* Committed until the Company or AIM requests and receives the approval of the Company's Board to remove or amend fee waiver. Such commitments are evergreen until amended and apply to each Fund.

                           SHORT-TERM INVESTMENTS CO.

FUND                           EFFECTIVE DATE                   COMMITTED UNTIL*
----                           --------------                   ----------------
Liquid Assets Portfolio        June 1, 2000
Prime Portfolio                June 1, 2000


                          SHORT-TERM INVESTMENTS TRUST

FUND                                     EFFECTIVE DATE         COMMITTED UNTIL*
----                                     --------------         ---------------
Government & Agency Portfolio            June 1, 2000
Government TaxAdvantage Portfolio        June 1, 2000
Treasury Portfolio                       June 1, 2000


                            TAX-FREE INVESTMENTS CO.

FUND                          EFFECTIVE DATE          COMMITTED UNTIL*
----                          --------------          ---------------
Cash Reserve Portfolio        June 1, 2000


* Committed until the Company or AIM requests and receives the approval of the Company's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Fund.